UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2006
MakeMusic, Inc.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
MakeMusic! Inc.
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
2003 Equity Incentive Plan, as Amended

Item 1.01 Entry into a Material Definitive Agreement.
     On May 18, 2006, the shareholders of MakeMusic, Inc. approved the amendment of its 2003 Equity Incentive Plan (the “Plan”) to increase the shares reserved under the Plan from 750,000 to 950,000. A copy of the Plan, as amended, is attached hereto as an exhibit.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
   10.1   2003 Equity Incentive Plan, as Amended

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 23, 2006

MakeMusic, Inc.
By /s/ Alan G. Shuler
Alan G. Shuler
Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 18, 2006	000-26192

MakeMusic, Inc.

EXHIBIT NO.	ITEM
10.1	2003 Equity Incentive Plan, as Amended